                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

               ACM Government Spectrum Fund, Inc.
- ----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)
- ----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/  /     $500 per each party to the controversy pursuant to
         Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(4) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
- ----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
- ----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- ----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
- ----------------------------------------------------------------
         (5)  Total fee paid:
- ----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:

                              ACM GOVERNMENT INCOME FUND, INC.
                              ACM GOVERNMENT SECURITIES FUND, INC.
                              ACM GOVERNMENT SPECTRUM FUND, INC.
                              ACM GOVERNMENT OPPORTUNITY FUND, INC.
[LOGO OF ALLIANCE             ACM MANAGED INCOME FUND, INC.
 CAPITAL APPEARS HERE]        ACM MUNICIPAL SECURITIES INCOME FUND, INC.
- -------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

- -------------------------------------------------------------------------------


                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 24, 1996

To the Stockholders of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V") and ACM Municipal Securities Income Fund, Inc. ("ACM VII"):

  Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM II, ACM III, ACM IV, ACM V and ACM VII (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Friday, May 24, 1996 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated April 12, 1996:

  1. To elect three Directors of each of ACM I, II, III, IV, V and VII, each such Director to hold office for a term of three years and until his or her successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for its respective fiscal year ending in 1996; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on March 29, 1996 as the record date for the determination of stockholders of the Funds entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                          By Order of the Boards of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
April 12, 1996
- -------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
- -------------------------------------------------------------------------------
 (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                       ACM GOVERNMENT INCOME FUND, INC.
                     ACM GOVERNMENT SECURITIES FUND, INC.
                      ACM GOVERNMENT SPECTRUM FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 24, 1996

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V") and ACM Municipal Securities Income Fund, Inc. ("ACM VII"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Friday, May 24, 1996 at 11:00 a.m. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about April 12, 1996.

  The Board of Directors of each Fund has fixed the close of business on March 29, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds as of March 29, 1996 consisted, respectively, of 57,136,172 shares of common stock of ACM I, 77,850,706 shares of common stock of ACM II, 37,028,027 shares of common stock of ACM III, 13,071,872 shares of common stock of ACM IV, 21,356,368 shares of common stock and 950 shares of Remarketed Preferred Shares, Series A (the "ACM V Preferred Stock") of ACM V and 10,554,317 shares of common stock and 1,800 shares of Series A, Series B and Series C Municipal Income Preferred Shares (the "ACM VII Preferred Stock") of ACM VII, each share being entitled to one vote.

  With respect to ACM V and ACM VII, at the Meeting the holders of ACM V Preferred Stock and the holders of ACM VII Preferred Stock will have equal voting rights with the holders of ACM V common stock and the holders of ACM VII common stock, respectively (i.e., one vote per share), and will vote together with the holders of common stock of each Fund as a single class on all proposals to be brought before the Meeting, including the election of directors (see "Proposal One--Election of Directors," below). All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies for a Fund will be voted for the election of three Directors of ACM I, II, III, IV, V and VII and for the ratification of Ernst & Young LLP as the Funds' independent auditors for each of their respective fiscal years ending in 1996. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on identical matters. Stockholders of each Fund will vote separately on each proposal set fourth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

  A quorum for each Fund for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting for a Fund or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting with respect to a Fund are not received by May 24, 1996, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

  Each Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $3,000 from each Fund for its services, plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors of each Fund will be elected to serve for terms of three years, and until their successors are elected and qualified. With respect to each Fund, the affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Class Two as described below.

  Pursuant to the Funds' respective Articles of Incorporation and By-Laws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the term of office of the members of Class Two will expire as of the Meeting, the term of office of the members of Class Three will expire as of the annual meeting of stockholders to be held in 1997 and the term of office of the members of Class One will expire as of the annual meeting of stockholders to be held in 1998. Upon expiration of the term of office of each class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. For each Fund, David H. Dievler, James
M. Hester and James D. Hodgson are the members constituting Class Two; Ruth Block, John D. Carifa and Robert C. White are the members constituting Class Three; and James R. Greene and Clifford L. Michel are the members constituting Class One.

  As a result, only those Directors of each Fund in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors of a Fund (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for each Fund's stockholders to change the majority of Directors of that Fund and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, the three Directors in Class Two of each Fund are standing for re-election. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Boards of Directors may recommend.

  Certain information concerning each Fund's Directors is set forth below. WITH RESPECT TO EACH FUND, ONLY CLASS TWO DIRECTORS ARE STANDING FOR ELECTION AS DIRECTORS.

   NAME, POSITIONS AND                                          NUMBER OF SHARES
 OFFICES WITH THE FUNDS,                                         OF COMMON STOCK
     AGE, PRINCIPAL                                               BENEFICIALLY
   OCCUPATIONS DURING           YEAR FIRST         YEAR TERM    OWNED DIRECTLY OR
   THE PAST FIVE YEARS           BECAME A         AS DIRECTOR   INDIRECTLY AS OF
 AND OTHER DIRECTORSHIPS         DIRECTOR         WILL EXPIRE    MARCH 29, 1996
 -----------------------        ----------        -----------   -----------------
   *John D. Carifa,        ACM I and II--1987          1997         2,000 ACM I
    Chairman of the Board, ACM III, IV and V--1988 (Class Three)
    51. President, Chief   ACM VII--1994
    Operating Officer and a
    Director of Alliance
    Capital Management
    Corporation
    ("ACMC")+++.
  *+Ruth Block, Director,  ACM I and II--1987          1997         4,540 ACM V
    65.
    Formerly an Executive  ACM III, IV and V-1988  (Class Three)
    Vice President and     ACM VII--1994
    Chief Insurance
    Officer of The
    Equitable Life
    Assurance Society of
    the United States. She
    is a Director of
    Ecolab Incorporated
    (specialty chemicals)
    and Amoco Corporation
    (oil and gas).
**++David H. Dievler,      ACM I and II--1987        1999***        200 ACM I
    Director, 66.          ACM III, IV and V--1988  (Class Two)     200 ACM II
    Independent            ACMC VII--1994                           200 ACM IV
    Consultant. Formerly
    a Senior Vice
    President of ACMC and
    Chairman of the
    Boards of the Funds
    until 1994.

- --------
  *"Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of each of the Funds because of affiliation with the each of the Funds' investment adviser, Alliance Capital Management L.P. (the "Adviser").
 **Member of the Audit Committee.
***If re-elected at the Meeting.
  +With respect to ACM V and ACM VII, elected solely by the holders of the
   ACM V and ACM VII Preferred Stock, respectively, each voting as a class. ++Member of the Nominating Committee.
+++For purposes of this Proxy Statement, ACMC refers to Alliance Capital
   Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser.

   NAME, POSITIONS AND                                          NUMBER OF SHARES
 OFFICES WITH THE FUNDS,                                         OF COMMON STOCK
      AGE, PRINCIPAL                                              BENEFICIALLY
    OCCUPATIONS DURING           YEAR FIRST         YEAR TERM   OWNED DIRECTLY OR
   THE PAST FIVE YEARS            BECAME A         AS DIRECTOR  INDIRECTLY AS OF
 AND OTHER DIRECTORSHIPS          DIRECTOR         WILL EXPIRE   MARCH 29, 1996
 -----------------------         ----------        -----------  -----------------
   **James R. Greene,      ACM I and II--1987          1998             0
     Director, 75.         ACM III and IV--1988     (Class One)
     Independent financial ACM V--1989
     consultant. He is a   ACM VII--1994
     Director of Bank
     Leumi Trust Co.
     (commercial bank),
     Buck Engineering
     Company
     (manufacturing),
     American Reliance
     Insurance Co.
     (insurance) and
     United Tote (computer
     software). He is also
     a consultant to a
     number of
     international
     corporations.
   **James M. Hester,      ACM I and II--1987        1999***      500 ACM I
     Director, 71.         ACM III, IV and V--1988  (Class Two)   500 ACM II
     President of The      ACM VII--1994                          500 ACM III
     Harry Frank                                                  500 ACM IV
     Guggenheim                                                   500 ACM V
     Foundation. He was                                           500 ACM VII
     formerly President of
     New York University
     and The New York
     Botanical Garden and
     Rector of The United
     Nations University.
     He was formerly a
     Director of Union
     Carbide Corporation.
 **++Hon. James D.         ACM I and II--1987        1999***      2,377 ACM I
     Hodgson, Director,    ACM III, IV and V--1988  (Class Two)   2,462 ACM II
     80. A Director of     ACM VII--1994                          2,359 ACM III
     United Television,                                            1,934 ACM IV
     Inc. (broadcasting).                                          2,183 ACM V
     He was formerly U.S.                                          1,125 ACM VII
     Ambassador to Japan
     and U.S. Secretary of
     Labor.
 **++Clifford L. Michel,   ACM I and II--1987          1998             0
     Director, 56. Partner ACM III, IV and V--1988  (Class one)
     of the law firm of    ACM VII--1994
     Cahill Gordon &
     Reindel. He is Chief
     Executive Officer of
     Wenonah Development
     Company (investments)
     and a Director of
     Placer Dome, Inc.
     (mining).
 **+Robert C. White,       ACM I and II--1987         1997        700 ACM I
    Director, 75. He was   ACM III, IV and V--1988    (Class      700 ACM II
    formerly Assistant     ACM VII--1994              Three)      700 ACM III
    Treasurer of Ford
    Motor Company and,
    until
    September 30, 1994, a
    Vice President and
    Chief Financial
    Officer of the Howard
    Hughes Medical
    Institute.

- --------
 **Member of the Audit Committee.
***If re-elected at the Meeting.
  +With respect to ACM V and ACM VII, elected solely by the holders of the ACM
   V and ACM VII Preferred Stock, respectively, each voting as a class. ++Member of the Nominating Committee.

  During their respective fiscal years ended in 1995, the Boards of Directors of ACM I, II, III and VII each met five times and the Boards of Directors of ACM IV and V each met six times. The Audit Committee of each Fund meets during the fiscal year for the purposes described below in Proposal Two. The Audit Committees of ACM I, II, III, IV, V and VII each met twice during their respective fiscal years. The Nominating Committee of each Fund, which did not meet during such fiscal year, was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committees do not currently consider candidates proposed by stockholders for election as Directors.

  A Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by each Fund to its Directors during its fiscal year ended in 1995, the aggregate compensation paid to each of the Directors during calendar year 1995 by all of the registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                              TOTAL NUMBER OF FUNDS IN
                                        TOTAL COMPENSATION   THE ALLIANCE FUND COMPLEX,
                         AGGREGATE    FROM THE ALLIANCE FUND  INCLUDING THE FUNDS, AS
  NAME OF DIRECTOR      COMPENSATION    COMPLEX, INCLUDING     TO WHICH A DIRECTOR IS
     OF THE FUND       FROM EACH FUND       THE FUNDS          A DIRECTOR OR TRUSTEE
  ----------------     -------------- ---------------------- --------------------------
John D. Carifa         $0                    $0                          48
Ruth Block             $3,336 ACM I          $159,000                    35
                       $3,336 ACM II
                       $3,336 ACM III
                       $3,023 ACM IV
                       $3,518 ACM V
                       $4,463 ACM VII
David H. Dievler       $3,336 ACM I          $179,200                    41
                       $3,336 ACM II
                       $3,336 ACM III
                       $1,523 ACM IV
                       $3,018 ACM V
                       $3,213 ACM VII
James R. Greene        $7,466 ACM I          $ 65,750                    11
                       $7,466 ACM II
                       $7,466 ACM III
                       $7,000 ACM IV
                       $8,000 ACM V
                       $8,373 ACM VII
James M. Hester        $3,366 ACM I          $156,000                    36
                       $3,366 ACM II
                       $3,366 ACM III
                       $3,023 ACM IV
                       $4,018 ACM V
                       $4,463 ACM VII
Hon. James D. Hodgson  $7,083 ACM I          $ 64,750                     8
                       $7,083 ACM II
                       $7,083 ACM III
                       $7,000 ACM IV
                       $7,000 ACM V
                       $7,000 ACM VII
Clifford L. Michel     $3,336 ACM I          $131,500                    35
                       $3,336 ACM II
                       $3,336 ACM III
                       $2,773 ACM IV
                       $3,768 ICM V
                       $4,213 ACM VII
Robert C. White        $3,348 ACM I          $133,200                    36
                       $3,348 ACM II
                       $3,348 ACM III
                       $3,023 ACM IV
                       $3,518 ACM V
                       $4,463 ACM VII

  As of March 29, 1996, the Directors and officers of each Fund as a group owned less than 1% of the shares of such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of Alliance Capital Management L.P. or any of its parents or subsidiaries.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                       INDEPENDENT AUDITORS OF THE FUNDS

  The Board of Directors of each Fund recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of each such Fund for the fiscal year ending December 31, 1996 (ACM I, II, III), July 31, 1996 (ACM IV), August 31, 1996 (ACM V) and October 31, 1996 (ACM VII). Their selection was approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Act, at meetings held on December 13, 1995 for ACM I, II and III, June 14, 1995 for ACM IV and V and September 13, 1995 for ACM VII. With respect to each Fund, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of ACM I, II, III, IV and VII since the commencement of each Fund's operations, and of ACM V since its fiscal year ending August 31, 1990, and does not have any direct financial interest or any material indirect financial interest in any of the Funds.

  A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors of each Fund meets twice during each full fiscal year with representatives of the independent auditors to discuss the scope of their engagement and review the financial statements of such Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                   INFORMATION AS TO PRINCIPAL OFFICERS, THE
                            INVESTMENT ADVISER AND
                        THE ADMINISTRATORS OF THE FUNDS

  The principal officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by the Adviser.

  John D. Carifa, Director and Chairman of each Fund and President of ACM IV, V and VII. (See Proposal One, "Election of Directors," at page 3 for biographical information).

  Wayne D. Lyski, 54, President of ACM I, II and III, and Senior Vice President of ACM IV and V, is an Executive Vice President of ACMC, with which he has been associated since prior to 1991.

  Bruce W. Calvert, 49, Senior Vice President of ACM IV, is a Director, Vice Chairman and Chief Investment Officer of ACMC, with which he has been associated since prior to 1991.

  Susan P. Keenan, 39, Senior Vice President of ACM VII, is a Senior Vice President of ACMC, with which she has been associated since prior to 1991.

  Thomas M. Perkins, 51, Senior Vice President of ACM IV, is a Senior Vice President of ACMC, with which he has been associated since prior to 1991.

  Paul J. DeNoon, 33, Vice President of ACM I, II, III, IV and V, is a Vice President of ACMC, with which he has been associated since 1992. Previously, he was a Vice President at Manufacturers Hanover Trust.

  David M. Dowden, 30, Vice President of ACM VII, is an Assistant Vice President of ACMC, with which he has been associated since 1993. Previously, he was an analyst in the Municipal Strategy Group at Merrill Lynch Capital Markets.

  William E. Oliver, 46, Vice President of ACM VII, is a Vice President of ACMC, with which he has been associated since 1993. Previously, he was a Vice President and Director of Investment Grade Municipal Research with the Prudential Capital Management Group.

  Thomas Bardong, 50, Vice President of ACM IV, is a Senior Vice President of ACMC, with which he has been associated since prior to 1991.

  Susan Peterson, 37, Vice President of ACM I, II and III, is an Assistant Vice President of ACMC, with which she has been associated since prior to 1991.

  Mark D. Gersten, 45, Treasurer and Chief Financial Officer of each Fund, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1991.

  Edmund P. Bergan, Jr., 45, Secretary of each Fund, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS and a Vice President and Assistant General Counsel of ACMC, with which he has been associated since prior to 1991.

  Each Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM I, II and III is Mitchell Hutchins Asset Management Inc., with principal offices at 1285 Avenue of the Americas, New York, New York 10019. The administrator for ACM IV and VII is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Prudential Mutual Fund Management, with principal offices at One Seaport Plaza, New York, New York 10292, serves as sub-administrator for ACM VII. The administrator for ACM V is Princeton Administrators, Inc., with principal offices at 800 Scudder Mill Road, Plainsboro, New Jersey 08536.

  Section 30(f) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. During 1995, there were no delinquent reports filed with respect to any Fund.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of each Fund must be received by the Fund by December 13, 1996 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  A Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Nancy Davis at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Boards of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

April 12, 1996
New York, New York

TABLE OF CONTENTS                                                          PAGE
- -------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   2
Proposal Two: Ratification of Selection of Independent Auditors of the
 Funds....................................................................   7
Information as to Principal Officers, the Investment Adviser and the
 Administrators of the Funds..............................................   7
Submission of Proposals for the Next Annual Meeting of Stockholders.......   9
Other Matters.............................................................   9
Report to Stockholders....................................................   9

                       ACM GOVERNMENT INCOME FUND, INC.

                     ACM GOVERNMENT SECURITIES FUND, INC.

                      ACM GOVERNMENT SPECTRUM FUND, INC.

                     ACM GOVERNMENT OPPORTUNITY FUND, INC.

                         ACM MANAGED INCOMEFUND, INC.

                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.


- -------------------------------------------------------------------------------
                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                       Alliance Capital Management L.P.
- -------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT MAY 24,
1996

                            APPENDIX

PROXY                                                       PROXY
               ACM GOVERNMENT SPECTRUM FUND, INC.
  INSTRUCTIONS TO THE STOCKHOLDERS OF ACM GOVERNMENT SPECTRUM
  FUND, INC. (the "Corporation") IN CONNECTION WITH THE ANNUAL
  MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 1996.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  THE CORPORATION.


The undersigned hereby instructs Domenick Pugliese and/or
Carol H. Rappa to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on May 24, 1996 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

             PLEASE REFER TO THE PROXY STATEMENT FOR
             A DISCUSSION OF EACH OF THE PROPOSALS.

          PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND
              RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

___________________________       ______________________________

___________________________       ______________________________

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.   Election of Directors.                        For All
                             For      Withhold     Except
                             / /      / /          / /

           Class Two Directors (term expires in 1999)

         DAVID H. DIEVLER, JAMES M. HESTER AND
         THE HON. JAMES D. HODGSON

     INSTRUCTION:  TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
     NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
     THROUGH THE NOMINEE'S NAME.

2.   RATIFICATION OF THE
     SELECTION OF ERNST &         For      Against      Abstain
     YOUNG LLP as the             / /      / /          / /
     independent auditors
     for the Corporation
     for the fiscal year
     ending December 31, 1996.

3.   In their discretion on       For      Against      Abstain
     all such other matters       / /      / /          / /
     that may properly come
     before the meeting or
     any adjournments thereof.

Please be sure to sign and date this Proxy.      Date

Shareholder sign here                      Co-owner sign here

Mark box at right if comments or address change   /   /
have been noted on the reverse side of the card.

RECORD DATE SHARES:
















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